Exhibit 99.2

MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
     PCAOB REGISTERED

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         -------------------------------------------------------

To the Board of Directors
IVPSA Corporation
(Wholly owned subsidiary of Eaton Laboratories, Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheets of IVPSA Corporation (A Development Stage Company) as of June 30, 2008 and June 30, 2007, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 2008 and June 30, 2007 and from inception on August 14, 2006 through June 30, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IVPSA Corporation (A Development Stage Company) as of June 30, 2008 and June 30, 2007, and the related statements of operations, stockholders' equity and cash flows for the years ended June 30, 2008 and June 30, 2007 and from inception on August 14, 2006 through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has no history of operations, limited assets, and has incurred operating losses since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
---------------------------------
    Moore & Associates Chartered
    Las Vegas, Nevada
    July 10, 2008

            2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                    (702) 253-7499 Fax (702) 253-7501

                                      F-1a

                              IVPSA Corporation
                        (A Development Stage Company)
                                Balance Sheets


Balance Sheets

                                              June 30,        June 30,
                                                2008            2007
                                              ----------    -------------
ASSETS

Current assets:
   Cash and equivalents                       $         -   $          -
                                              -----------   -------------
     Total current assets                               -              -
                                              ------------  -------------
TOTAL ASSETS                                  $         -   $          -
                                              ===========   =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                 6,757              -
                                              ------------  -------------
     Total liabilities                              6,757              -
                                              ------------  -------------

Stockholders' equity:
   Preferred stock, $0.001 par value,
     5,000,000 shares authorized,
     none issued                                        -              -
   Common stock, $0.001 par value, 70,000,000
    shares authorized, 10,873,750 shares and
     and 10,873,750 issued and outstanding
     as of 6/30/08 and 6/30/07 respectively        10,873         10,873
   Additional paid-in capital                      46,061         25,557
   (Deficit) accumulated during development
    stage                                         (63,691)       (36,430)
                                              ------------  -------------
     Total stockholders' equity                    (6,757)             -
                                              ------------  -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $         -   $          -
                                              ============  =============


   The accompanying notes are an integral part of these financial statements.

                                      F-2a

                             IVPSA Corporation
                       (A Development Stage Company)
                          Statements of Operations


Statements of Operations
                                                        August 14,
                                  For the years            2006
                                 ended June 30,       (inception) to
                              ---------------------      June 30,
                                 2008       2007           2008
                            -----------  -----------   --------------
Revenue                     $         -   $        -  $            -
                            -----------  -----------   --------------

Expenses:

General and administrative
 expenses                       17,261             -          17,261
Option Contract                 10,000        36,000          46,000
Incorporating Expenses                           430             430
                            -----------  -----------   --------------
   Total expenses               27,261        36,430          63,691
                            -----------  -----------   --------------

Net loss before income
 taxes                         (27,261)      (36,430)        (63,691)

Income tax expense                   -             -               -
                            -----------  ------------  --------------

Net income (loss)              (27,261)      (36,430)  $     (63,691)
                            ===========  ============  ==============

Net income (loss) per common
 share                      $    (0.00)  $   (0.00)
                            ===========  ==========

Weighted average number of
 common shares outstanding  10,873,750   10,873,750
                            ===========  ==========


  The accompanying notes are an integral part of these financial statements.

                                      F-3a

                             IVPSA Corporation
                       (A Development Stage Company)
                    Statements of Stockholders' Equity
    For the period August 14, 2006 (Date of Inception) to June 30, 2008




Statements of Stockholders' Equity

                                                    (Deficit)
                                                   Accumulated
                          Common Stock   Additional  During        Total
                       ------------------ Paid-in   Development Stockholders'
                         Shares   Amount  Capital    Stage        Equity
                       ---------- ------- -------- ---------- --------------
August 14, 2006
Contributed capital                        36,430                    36,430

August 14, 2006
stock issued as
a dividend from
Eaton Laboratories
at $0.001 per share   10,873,750  10,873 (10,873)                        -

Net income (loss) for
the year ended
June 30, 2007                                        (36,430)        (36,430)
                      ----------- ------- -------- ---------- ---------------
Balance,
June 30, 2007         10,873,750  10,873   25,557    (36,430)              -

April 2008
Donated capital                            20,504                     20,504

Net income (loss) for
the year ended
June 30, 2008                                         (27,261)       (27,261)
                       ---------- ------- -------- ----------- --------------

Balance,
June 30, 2008          10,873,750 $10,873 $46,061  $  (63,691) $      (6,757)
                       ========== ======= ======== =========== ==============

  The accompanying notes are an integral part of these financial statements.

                                      F-4a

                             IVPSA Corporation
                       (A Development Stage Company)
                          Statements of Cash Flows


Statements of Cash Flows

                                                                August 14,
                                          For the years            2006
                                         ended June 30,        (inception) to
                                      ---------------------       June 30,
                                          2008       2007           2008
                                     -----------  -----------  --------------
Operating activities:
Net (loss)                           $  (27,261)     (36,430)  $     (63,691)
Adjustments to reconcile net loss
 to net cash provided (used) by
 operating activities:
   Increase in accounts payable           6,757            -           6,757
                                     -----------  -----------  --------------
Net cash provided by operating
  activities                            (20,504)     (36,430)        (56,934)


Financing activities:
Donated capital                          20,504       36,430          56,934
                                     -----------  -----------  --------------
Net cash provided by financing
  activities                             20,504       36,430          56,934

Net increase (decrease) in cash               -            -               -
Cash - beginning                              -            -               -
                                     -----------  -----------  --------------
Cash - ending                        $        -   $        -   $           -
                                     ===========  ===========  ==============

Supplemental disclosures:
   Interest paid                     $        -   $        -   $           -
                                     ===========  ===========  ==============
   Income taxes paid                 $        -   $        -   $           -
                                     ===========  ===========  ==============
   Non-cash transactions             $        -   $        -   $           -
                                     ===========  ===========  ==============

  The accompanying notes are an integral part of these financial statements.

                                      F-5a

                                IVPSA Corporation
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 1.   General Organization and Business

The Company was organized August 14, 2006 (Date of Inception) under the laws of the State of Nevada, as IVPSA Corporation. The Company was incorporated as a wholly owned subsidiary of Eaton Laboratories, Inc., a Nevada corporation. Eaton Laboratories was incorporated February 2, 2002, and, at the time of spin off was listed on the Over the Counter Bulletin Board.

The directors of Eaton Laboratories approved a spin off its IVPSA subsidiary in the form of a stock dividend as of November 1, 2006 (the "Record Date"). The record shareholders of Eaton received one (1) unregistered common share, par value $0.001, of IVPSA Corporation common stock for every share of Eaton Laboratories common stock owned. The IVPSA Corporation stock dividend was based on 10,873,750 shares of Eaton common stock that were issued and outstanding as of the record date. Since IVPSA's business is related to developing medical devices and Eaton's business was related to developing generic pharmaceutical products, the Eaton directors decided it was in the best interest of Eaton and IVPSA's shareholders to spin off IVPSA to minimize any potential of conflict of interest, in accessing funding.

The spin-off transaction was accomplished by the distribution of certain intellectual property, representing industry contacts, a third party relationships and trade secrets. It did not include the transfer of any hard assets or liabilities. This spin off was valued at par value since the company holds no assets, is uncertain as to future benefit, the stock is not trading, and the company has not even received a stock symbol.

Eaton retained no ownership in IVPSA Corporation following the spin off. IVPSA Corporation is no longer a subsidiary of Eaton Laboratories.

The Company is a development stage enterprise in accordance with Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company plans to develop and market medical devices.

NOTE 2.    Summary of Significant Accounting Practices

The Company has no cash assets and liabilities of $6,757 as of June 30, 2008. The relevant accounting policies are listed below.

Basis of Accounting
-------------------
The basis is United States generally accepted accounting principles.


                                      F-6a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


NOTE 2.    Summary of Significant Accounting Practices (Continued)

Earnings per Share
------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Revenue recognition
-------------------
The Company recognizes revenue on an accrual basis as it invoices for services.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the period shown.

Income Taxes
------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year-end
--------
The Company originally selected December 31 as its year-end. On March 31, 2008 the board of directors and majority of shareholders accepted a change of the year-end to June 30.

Advertising
-----------
Advertising is expensed when incurred. There has been no advertising during the period.


                                      F-7a

                                IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements

NOTE 2.    Summary of Significant Accounting Practices (Continued)

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - Going concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. As shown in the accompanying financial statements, the Company is a development stage company with no history of operations, limited assets, and has incurred operating losses since inception. These factors, among others, raise substantial doubt about its ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional operating capital, commence operations, provide competitive services, and ultimately to attain profitability. The Company intends to acquire additional operating capital through equity offerings. There is no assurance that the Company will be successful in raising additional funds.

NOTE 4 - Stockholders' equity

The Company is authorized to issue 70,000,000 shares of its $0.001 par value common stock and 5,000,000 shares of its $0.001 par value preferred stock.

The Company was a subsidiary of Eaton Laboratories, Inc. On November 1, 2006, the record shareholders of Eaton received a spin off dividend of one
(1) common share, par value $0.001, of IVPSA Corporation common stock for every share of Eaton Laboratories common stock owned.

As of June 30, 2008, IVPSA Corporation has 10,873,750 of its common stock issued and outstanding and none of its preferred stock issued nor outstanding.

There have been no other issuances of common stock.


                                      F-8a

                                IVPSA Corporation
                          (A Development Stage Company)
                          Notes to Financial Statements


NOTE 5.   Related Party Transactions

The Company does not lease or rent any property. Office space is being provided by the Company's director on a rent free basis. The amount is not considered material to the financial statements. The Company believes that its current facilities are adequate for its needs through the next twelve months, and that, should it be needed, suitable additional space will be available to accommodate expansion of the Company's operations on commercially reasonable terms, although there can be no assurance in this regard

The sole officer and director of the Company is involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The sole officer and director of the Company is not compensated for his services. The Company does not anticipate paying compensation to any officer/director until the Company can generate a profit on a regular basis. Further, the executive officer/director of the Company has no plans to take any salary until the Company can generate a profit on a regular basis.
There are no Employment Agreements in place, and the sole officer/director will not be compensated for services previously provided. He will receive no accrued remuneration.

The sole officer/director has donated funds to the operations of the Company, in order to keep it fully reporting and operational for the next twelve (12) months, without seeking reimbursement for funds donated. Since inception on August 14, 2006 through June 30, 2008, the officer/director of the Company has donated $56,934 to the Company.


NOTE 6.    Provision for Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.


                                      F-9a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


NOTE 6.    Provision for Income Taxes  (Continued)

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:


                   U.S federal statutory rate      (34.0%)
                   Valuation reserve                34.0%
                                                   ------
                   Total                               -%

NOTE 7.   Operating Leases and Other Commitments

The Company has no lease or other obligations.

NOTE 8.  Option Agreement

On March 30, 2007, the Company paid a nonrefundable fee of $36,000 to enter into an Exclusive Option Agreement with the Cleveland Clinic, Cleveland, Ohio for twelve (12) months to investigate and conduct due diligence with respect to the commercial viability of a medical device prior to executing a formal License Agreement. This medical device consists of a central line catheter with the ability to access the jugular bulb. The Company shall be required to remit royalty payments to the Cleveland Clinic on a quarterly basis based on a percentage of net sales of this medical device subject to the license agreement of not less than 7.5% nor more than 15%. On April 10, 2008, the Company paid a nonrefundable fee of $10,000 to extend the Exclusive Option Agreement for one additional year. These nonrefundable fees of $36,000 and $10,000, respectively, were paid with donated funds from the Company by its sole officer.


NOTE 9.   Recent Pronouncements

Statement No. 150

Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity

This Statement establishes standards for how a issuer classifies and measures certain financial instrument with characteristics of both liabilities and equity.



                                      F-10a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


Note 9.   Recent Pronouncements  (Continued)

Statement No. 151

Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4. "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4. previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges...." This Statement requites that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152

Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB States No. 66 and 67.

This Statement amends FASB Statement No. 66, Accounting fttr Sales oj'Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting f.r Real Estate Tine-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting fttr Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153

Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the

                                      F-11a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


Note 9.   Recent Pronouncements  (Continued)

SFAS NO. 154 Accounting Changes and Correction of Errors,

Supercedes APB No. 20, This statement requires that changes in accounting principles be applied retrospectively for all prior periods shown, including interim periods. The effective date is for fiscal years beginning after December 15, 2005.

SFAS NO. 155 Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140

This statement amends FASB Statements No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement resolves issues addressed in Statement 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. This statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006.

SFAS NO. 156 Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140

This statement amends FASB Statement No. 140 with respect to the accounting for separately recognized servicing liabilities. An entity should adopt this statement as of the beginning, of its first fiscal year that begins after September 15, 2006.

SFAS NO. 157 Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing, a fair value hierarchy used to classify the source of the information. This statement is effective for us beginning May 1, 2008.

SFAS NO. 158 Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans-an amendment of FASB Statements No. 87, 88, 106, and 132(R))



                                      F-12a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


Note 9.   Recent Pronouncements  (Continued)

This statement improves the financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liabilities in its statement of financial positions and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity. This statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

SFAS NO. 159 The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FAS B Statement No. 115

This statement permits entities to choose to measure many financial instruments and certain items at fair value. The objective is to improve the financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007.

SFAS No. 160 Non-controlling Interest in Consolidated Financial Statements-an amendment of ARB No.51

This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It also changes the way the consolidated income statement is presented for non-controlling interest. This statement improves comparability by eliminating diversity of methods. This statement also requires expanded disclosure.

SFAS No. 161 This statement is intended to enhance the disclosure requirements for derivative instruments and hedging activities as required by SFAS 133.

SFAS 162 This statement indentifies the sources of accounting principles and the framework for-selecting the principles to by used in the preparation of financial statements for entities that are presented in conformity with generally accepted accounting principles in the United States, (the GAAP hierarchy).

                                      F-13a

                               IVPSA Corporation
                         (A Development Stage Company)
                         Notes to Financial Statements


Note 9.   Recent Pronouncements  (Continued)
FIN No. 48

In June 2006, the FASB issued Interpretation No. 48 ("FIN No. 48"), Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109. which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting.tor Income Taxes. The Interpretation provides a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Under FIN No. 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. FIN No. 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for us beginning July 1, 2007.

In June 2006. the FASB ratified the Emerging Issues Task Force ("EITF") consensus on EITF Issue No. 06-2, "Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43." EITF Issue No. 06-2 requires companies to accrue the costs of compensated absences under a sabbatical or similar benefit arrangement over the requisite service period. EITF Issue No. 06-2 is effective for us beginning July 1, 2007. The cumulative effect of the application of this consensus on prior period results should be recognized through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption. Elective retrospective application is also permitted.

Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Current Year Misstatements. SAB No. 108 requires companies to quantify misstatements using both a balance sheet (iron curtain) and an income statement (rollover) approach to evaluate whether either approach results in an error that is material in light of relevant quantitative and qualitative factors, and provides for a one-time cumulative effect transition adjustment. SAB No. 108.

The FAS B has replaced SFAS No. 141 with a new statement on Business Combinations that changes the way that minority interest is recorded and modified as a parent's interest in a subsidiary changes.


                                      F-14a